UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2004

Imagis Technologies Inc.

British Columbia, Canada (State or other jurisdiction of incorporation)	000-30090 (Commission File Number)	None (IRS Employer Identification No.)

1630 – 1075 West Georgia Street
Vancouver, British Columbia
Canada

V6E 3C9

_________________

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (604) 684-2449

1

Item 5.

Other Events

Attached as an exhibit to this report is the Company’s BC Form 51-102F1F for 1st quarter ended March 31, 2004.

2

Item 7.

Exhibits

Exhibit

Number

Description

99.1

BC Form 51-102F1 for 1st quarter ended March 31, 2004

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Imagis Technologies Inc.

Date: May 14, 2004

By:  /s/ Wayne Smith

Wayne Smith

Vice President Finance, Chief Operating Officer

4

EXHIBIT INDEX

EXHIBIT NO.

DESCRIPTION

99.1                   BC Form 51-102F1 for quarter ended March 31, 2004.

5

EXHIBIT 99.1

BC FORM 51-102F1

QUARTERLY REPORT

ISSUER DETAILS:

Name of Issuer	IMAGIS TECHNOLOGIES INC.
For Quarter Ended	March 31, 2004
Date of Report	May 14, 2004
Issuer Address	1630 – 1075 West Georgia Street Vancouver, British Columbia V6E 3C9
Issuer Fax Number	(604) 684-9314
Issuer Telephone Number	(604) 684-2449
Contact Name	Wayne Smith
Contact Position	Vice President Finance
Contact Telephone Number	(604) 684-2449
Contact Email Address	wayne.smith@imagistechnologies.com
Web Site Address	www.imagistechnologies.com

CERTIFICATE

THE THREE SCHEDULES REQUIRED TO COMPLETE THIS REPORT ARE ATTACHED AND THE DISCLOSURE CONTAINED THEREIN HAS BEEN APPROVED BY THE BOARD OF DIRECTORS.  A COPY OF THIS REPORT WILL BE PROVIDED TO ANY SHAREHOLDER WHO REQUESTS IT.

Clyde Farnsworth Name of Director	/s/Clyde Farnsworth Sign (typed)	04/05/14 Date Signed (YY/MM/DD)

Roy Trivett Name of Director	/s/ Roy Trivett Sign (typed)	04/05/14 Date Signed (YY/MM/DD)

Supplementary Information to the Financial Statements

1.

Analysis of expenses and deferred costs:

(a)

Intellectual property

Consists of the intellectual property acquired on the acquisition of Briyante Software Corp during the year ended December 31, 2003. See Note 5 to the financial statements.

(b)

Sales

Q1
Salaries and benefits	125,485
Travel	16,891
Other	31,870
Total	$174,246

(c)

Marketing

Q1
Salaries and benefits	19,454
Website and internet	1,817
Other	4,325
Total	$25,596

(d)

Technical services

Q1
Salaries and benefits	64,053
Travel	1,445
Other	6,494
Total	$71,992

(e)

Technology development

Q1
Salaries and benefits	207,492
Travel	4,639
Consulting	40,673
Other	9,880
Total	$262,684

(f)

Administration

Q1
Salaries and benefits	143,992
Travel	11,240
Rent & Utilities	15,607
Stock based compensation	714,930
Audit and legal fees	3,221
Other	45,494
Total	$934,484

2.

Related party transactions:

At March 31, 2004, accounts payable and accrued liabilities included $441,346 (at December 31, 2003 - $418,258) owed by the Company to directors and officers and companies controlled by directors and officers of the Company.  These amounts are unsecured, non-interest bearing and payable on demand.  At March 31, 2004, accounts payable and accrued liabilities included $376,694 (at December 31, 2003 - $372,442) owed by the Company to companies formerly related by virtue of having a director or officer in common with the Company. These amounts are unsecured, non-interest bearing and $327,825 of this amount was due on March 20, 2004.

3.

Summary of securities issued and options granted during the three months ended March 31, 2004

(a)

Summary of securities issued during the period:

Date of Issue	Type of Security	Type of Issue	Number	Price	Total Proceeds	Type of Consideration	Commission
02/02/04	Common shares/ common share purchase warrant	Conversion of Special Warrant	64,412	n/a	-	n/a	Nil
02/11/04	Common shares/ common share purchase warrant	Conversion of Special Warrant	133,333	n/a	-	n/a	Nil
02/24/04	Common shares/ common share purchase warrant	Conversion of Special Warrant	64,444	n/a	-	n/a	Nil
02/24/04	Common shares/ common share purchase warrant	Conversion of Special Warrant	128,824	n/a	-	n/a	Nil
03/01/04	Common shares/ common share purchase warrant	Conversion of Special Warrant	188,034	n/a	-	n/a	Nil
03/03/04	Common shares/ common share purchase warrant	Conversion of Special Warrant	255,556	n/a	-	n/a	Nil
03/03/04	Common shares/ common share purchase warrant	Conversion of Special Warrant	255,555	n/a	-	n/a	Nil

(b)

Options granted during the period:

Date of Grant	Type of Issue	Number	Name	Exercise Price	Expiry Date
01/12/04	Options	123,393	Employees	$0.78	12/05/06
01/27/04	Options	21,111	Iain Drummond	$0.78	12/05/06
01/28/04	Options	258,888	Wayne Smith	$0.78	12/05/06
01/28/04	Options	25,000	Chris Wiesinger	$0.78	12/05/06
02/03/04	Options	484,444	Roy Trivett	$0.78	12/05/06
02/04/04	Options	50,000	Michael Volker	$0.78	12/05/06
02/16/04	Options	34,133	Karim Khoja	$0.78	12/05/06
02/17/04	Options	30,356	Al Kassam	$0.78	12/05/06
02/23/04	Options	11,001	Employees	$0.78	12/05/06
02/27/04	Options	124,445	Oliver Revell	$0.78	12/05/06
03/04/04	Options	50,000	Chris Wiesinger	$0.78	03/04/07
03/18/04	Options	11,667	Employee	$0.78	12/05/06
03/18/04	Options	2,222	Employee	$0.78	03/18/06
03/18/04	Options	9,444	Employee	$0.78	12/05/06
03/26/04	Options	50,000	Clyde Farnsworth	$0.78	03/04/07
03/26/04	Options	50,000	Keith Kretschmer	$0.78	03/04/07

4.

Summary of securities as at March 31, 2004

(a)

Authorized:

100,000,000 common shares without par value

50,000,000 preferred shares without par value, non-voting, issuable in one or more series

(b)

Number and recorded value for shares issued and outstanding:

Number of Common Shares	Amount
9,935,315	$22,374,656

(c)

Description of options, warrants and convertible securities outstanding:

Options

Number of Common Shares Issuable	Exercise Price	Date of Expiry
183,401	$ 0.78	02/25/04
22,813	$ 0.78	01/19/05
3,333	$ 0.78	11/01/05
3,333	$ 0.78	12/20/05
4,444	$ 0.78	05/14/06
94,815	$ 0.78	08/30/06
1,167,215	$ 0.78	12/05/06
22,222	$ 0.78	12/19/06
154,156	$ 0.78	01/16/07
2,222	$ 0.78	01/31/07
60,000	$ 0.78	03/04/07
152,222	$ 0.66	05/04/07
28,889	$ 0.78	05/15/07
8,889	$ 0.78	06/30/07
4,444	$ 0.78	07/31/07
66,667	$ 0.78	08/31/07
84,000	$ 0.78	09/26/07
7,778	$ 0.78	10/31/07
2,070,843

Warrants

Number of Common Shares Issuable	Exercise Price	Date of Expiry
64,815	US$8.78	July 8, 2004
23,333	US$10.53	July 24, 2004
38,641	$1.04	October 30, 2004
670,930	$0.64	November 20, 2005
64,412	$1.04	September 30, 2005
128,824	$1.04	October 10, 2005
896,922	$1.04	October 31, 2005
1,887,877

Special Warrants

Number Issuable	Type of Security	Exercise Price	Recorded Value	Date of Expiry
1,002,899	Common shares	Nil	$173,000	April 30, 2005
5,287,521	Common share/ warrants	Nil / $1.04 to $1.14	$360,832	April 29, 2005/ October 30, 2005
1,739,130	Common share/ warrants	Nil / $1.04 to $1.14	$262,673	April 13, 2005/ October 13, 2005

Each Special Warrant is exercisable, for no consideration, into Units consisting of 0.2222 common shares and 0.2222 share purchase warrants, with the exception of 1,002,899 Special Warrants that were issued to insiders of the Company. The Units issued to insiders of the Company are exercisable into 0.2222 common shares with no share purchase warrant.

5.

List of directors and officers as of May 14, 2004:

Name	Position
Oliver “Buck” Revell	Chairman of the Board
Roy Trivett	President, Chief Executive Officer and Director
Wayne Smith	Chief Operating Officer and Vice President Finance
Al Kassam	Vice President Technology, Director
Clyde Farnsworth	Director
Keith Kretschmer	Director
Karim Jadavjee Khoja	Director
Michael C. Volker	Director
Chris Weisinger	Vice President Business Development

MANAGEMENT DISCUSSION AND ANALYSIS

DESCRIPTION OF BUSINESS

Forward-Looking Statements:

Except for statements of historical fact, certain information contained herein constitutes “forward-looking statements,” within Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In some cases, you can identify the forward-looking statement’s by the Issuer’s use of the words such as “may,” “will,” “should,” “could,” “expect,” “plan,” “estimate,” “predict,” “potential,” “continue,” “believe,” “anticipate,” “intend,” “expect,” or the negative or other variations of these words, or other comparable words or phrases.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results or achievements of the Issuer to be materially different from any future results or achievements of the Issuer expressed or implied by such forward-looking statements.  Such factors include, but are not limited to the following: the Issuer’s limited operating history; the Issuer’s need for additional financing; the Issuer’s history of losses; the Issuer’s dependence on a small number of customers; risks involving new product development; competition, management of growth and integration; risks of technological change; the Issuer’s dependence on key personnel; risks involving lengthy sales cycles; marketing relationships and third-party suppliers; the Issuer’s ability to protect its intellectual property rights; risks associated with exchange rate fluctuations; risks of software defects; risks associated with product liability; the directors’ and officers’ involvement in other projects; the Issuer’s agreements with OSI Systems Inc. (“OSI”); risks associated with the strategic alliance with Sanyo Semiconductor Company and Intacta Technologies Inc. related to Zixsys, Inc.; risks associated with the acquisition of Briyante Software Corp.; the potential additional disclosure requirement for trades involving the issued common shares; the difficulty of enforcing civil liabilities against the Issuer or its directors or officers under United States Federal securities laws; risks associated with the Issuer’s restructuring activities; the volatility of the Issuer’s share price; risks associated with certain shareholders’ exercising control over certain matters; and the other risks and uncertainties described under “Description of Business – Risk Factors” in the March 31, 2004 Form 10-QSB.

Although the Issuer believes that expectations reflected in these forward-looking statements are reasonable, the Issuer cannot guarantee future results, levels of activity, performance, achievements or other future events.  Moreover, neither the Issuer nor anyone else assumes responsibility for the accuracy and completeness of these forward-looking statements.  The Issuer is under no duty to update any of these forward-looking statements after the date of this report.  You should not place undue reliance on these forward-looking statements

Critical Accounting Polices

On December 12, 2001, the Securities and Exchange Commission issued a cautionary advice regarding the disclosure of critical accounting policies. Critical accounting policies are those that management believes are both most important to the portrayal of the Company’s financial conditions and results, and that require difficult, subjective, or complex judgements, often as a result of the need to make estimates about the effects of matters that involve uncertainty.

Imagis believes the “critical” accounting policies it uses in preparation of its financial statements are as follows:

Revenue recognition

(i)

Software sales revenue:

The Company recognizes revenue consistent with Statement of Position 97-2, “Software Revenue Recognition”. In accordance with this Statement, revenue is recognized, except as noted below, when all of the following criteria are met: persuasive evidence of a contractual arrangement exists, title has passed, delivery and customer acceptance has occurred, the sales price is fixed or determinable and collection is reasonably assured.  Funds received in advance of meeting the revenue recognition criteria are recorded as deferred revenue.

When a software product requires significant production, modification or customization, the Company generally accounts for the arrangement using the percentage-of-completion method of contract accounting. Progress to completion is measured by the proportion that activities completed are to the activities required under each arrangement. When the current estimate on a contract indicates a loss, a provision for the entire loss on the contract is made.

When software is sold under contractual arrangements that include post contract customer support (“PCS”), the elements are accounted for separately if vendor specific objective evidence (“VSOE”) of fair value exists for all undelivered elements. VSOE is identified by reference to renewal arrangements for similar levels of support covering comparable periods. If such evidence does not exist, revenue on the completed arrangement is deferred until the earlier of (a) VSOE being established or (b) all of the undelivered elements are delivered or performed, with the following exceptions: if the only undelivered element is PCS, the entire fee is recognized ratably over the PCS period, and if the only undelivered element is service, the entire fee is recognized as the services are performed.

The Company provides for estimated returns and warranty costs, which to date have been nominal, on recognition of revenue.

(ii)

Support and services revenue:

Contract support and services revenue is deferred and is amortized to revenue ratably over the period that the support and services are provided.

Intangible Assets:

Intangible assets acquired either individually or with a group of other assets are initially recognized and measured at cost. The cost of a group of intangible assets acquired in a transaction, including those acquired in a business combination that meet the specified criteria for recognition apart from goodwill, is allocated to the individual assets acquired based on their relative fair values. The cost of internally developed intangible assets includes direct development costs and overhead directly attributable to development activity. The cost incurred to enhance the service potential of an intangible asset is a capitalized as betterment. Costs incurred in the maintenance of the service potential of an intangible asset are expensed as incurred.

Intangible assets with finite useful lives are amortized over their useful lives. The assets are amortized on a straight-line basis at the following annual rates, which are reviewed annually:

Asset

Rate

Intellectual property

33.3%

Patents

33.3%

License

33.3%

Intangible assets with indefinite useful lives are not amortized and are tested for impairment annually, or more frequently if events or changes in circumstances indicate that the asset might be impaired. The impairment test compares the carrying amount of the intangible asset with its fair value, and an impairment loss is recognized in income for the excess, if any.

Use of estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported or disclosed in the financial statements. Actual amounts may differ from these estimates.

Stock-based compensation

The Company accounts for all stock-based payments to employees and non-employees using the fair value based method.

Under the fair value based method, stock-based payments are measured at the fair value of the consideration received, or the fair value of the equity instruments issued, or liabilities incurred, whichever is more reliably measurable. The fair value of stock-based payments to non-employees is periodically re-measured until counterparty performance is compete, and any change therein is recognized over the period and in the same manner as if the Company had paid cash instead of paying with or using equity instruments. The cost of stock-based payments to non-employees that are fully vested and non-forfeitable at the grant date is measured and recognized at that date.

Under the fair value based method, compensation cost attributable to employee awards is measured at fair value at the grant date and recognized over the vesting period. Compensation cost attributable to awards to employees that call for settlement in cash or other assets is measured at intrinsic value and recognized over the vesting period. Changes in intrinsic value between the grant date and the measurement date result in a change in the measure of compensation cost. For awards that vest at the end of the vesting period, compensation cost is recognized on a straight-line basis; for awards that vest on a graded basis, compensation cost is recognized on a pro-rate basis over the vesting period.

About Imagis

Imagis develops and markets software that simplifies, accelerates, and economizes the process of connecting existing, disparate databases, enhanced as appropriate with biometric facial recognition technology. Imagis develops robust and easy-to-use software technologies for information sharing and biometric identification. This includes a standards-based data integration toolkit, known as the Briyante Integration Environment, as well as proprietary software algorithms enabling facial recognition and image matching. The combination of these technologies enables information owners to share data securely with external stakeholders and software systems using any combination of text or imagery. This includes searching disconnected data repositories for information about an individual using only a facial image.

Overview

The Company derives a substantial portion of its revenues, and it expects to derive a substantial portion of its revenues in the near future, from sales of its software to a limited number of customers. Additional revenues are achieved through the implementation and customization of this software as well as from the support, training, and ongoing maintenance that results from each software sale. The Company’s success will depend significantly upon the timing and size of future purchase orders from its largest customers as well as from the ability to maintain relationships with its existing installed customer base

Typically, the Company enters into a fixed price contract with a customer for the licensing of selected software products and the provision of specific services.  The Company generally recognizes total revenue for software and services associated with a contract using percentage of completion method based on the total costs incurred over the total estimated costs to complete the contract.

The Company’s revenue is dependent, in large part, on contracts from a limited number of customers.  As a result, any substantial delay in the Company’s completion of a contract, the inability of the Company to obtain new contracts or the cancellation of an existing contract by a customer could have a material adverse effect on the Company’s results of operations.  The loss of certain contracts could have a material adverse effect on the Company’s business, financial condition, operating results and cash flows.  As a result of these and other factors, the Company’s results of operations have fluctuated in the past and may continue to fluctuate from period-to-period.

Recent world events and concerns regarding security have increased awareness of and interest in products that have law enforcement or other security applications, including the products and services offered by Imagis.  There can be no assurance, however, that such trends will continue or will result in increased sales of the Company’s products and services.

Results of operations for the three months ended March 31, 2004 compared to March 31, 2003:

Revenues

Imagis’ total revenues increased 3% to $286,055 for the period ended March 31, 2004 over the prior year level of $277,508. The higher revenues were primarily attributable to higher software sales revenues.

Revenues from the Company’s software products rose 40% to $190,861 this year as compared to $135,983 for 2003. This growth was seen across all product lines. Imagis expects that revenues will continue to increase during the latter half of 2004 as the new products acquired and developed as a result of the acquisition of Briyante gain increasing customer acceptance.

Support and services revenues for 2004 were $93,088 and were 30% lower than in 2003 of $134,019. The support revenues decreased as a result of a large support contract that expired during 2003 and was taken over by our business partner.

Other revenues were $2,106 for 2004, whereas comparable revenues of $7,506 were earned in the prior year. These revenues were primarily earned through interest revenue and fluctuate with the Company’s cash balances.

Operating Costs

Operating expenses totalled $1,867,856 for 2004, which is 9% lower than the 2003 operating expenses of $2,062,609. The 2004 expenses include stock-based compensation of $714,930 due to the restructuring of Imagis’ employee stock option plan and $387,472 in amortization, which includes $322,713 in amortization costs for the intellectual property acquired in the Briyante acquisition. Excluding these non-cash charges the 2004 operating expenses total $765,454. The 2003 expenses include a one-time charge of USD$250,000 (CDN$366,950) incurred as a management fee owing to OSI Systems Inc. (“OSI”) in consideration of renegotiating the terms of the agreements with OSI and amortization of $66,413. Excluding these items, the operating expenses for 2003 were $1,629,246.  The difference of $863,792 between 2004 and 2003 represents a 53% reduction in operating expenses over the prior year. The lower costs over the prior period resulted from significant decreases in the areas of administration, sales and marketing, and technical services. The operating expense rate has stabilized at approximately $3,200,000 per annum since July 2003 and we believe it will remain at that level

Administration

Administrative costs for 2004 were $934,484, which is 2% lower than for 2003 of $951,651. These costs include the stock based compensation charge of $714,930 in 2004 and the one-time management fee of USD$250,000 (CDN$366,950) in 2003 described above. Excluding these charges, the administrative costs were $219,554 in 2004 versus $584,701 in 2003, which represents a 62% reduction.  Administrative costs include staff salaries and related benefits and travel, stock based compensation, consulting and professional fees, facility and support costs, shareholder, regulatory and investor relations costs.

Generally all categories were lower, with the exception of stock based compensation, due to the effects of cost reducing strategies, in particular a significant reduction in travel costs and the use of outside consultants.  The Company’s administrative costs have declined steadily since the second quarter of 2002, primarily due to no longer using financial advisory services and contract support staff.

Bad Debt Expense

The bad debt expense in 2003 of $42,074 consisted of a single customer that defaulted on payment for a software license. There were no bad debts incurred in 2004.

Interest and Amortization

The increase in interest expense of $5,052 over the prior year level is primarily due to interest charged on various supplier accounts. The increase in amortization expense is due to the amortization expense of $322,713 associated with the acquisition of the intellectual property of Briyante.

Sales and Marketing

Sales and marketing expenses for 2004 were $199,842 and were 65% lower than in 2003 of $573,996. Imagis significantly decreased its sales team after March 31, 2003 and streamlined its associated travel and marketing costs as part of its strategy of utilizing a more targeted marketing and sales strategy. No further decreases are currently contemplated. Sales and marketing costs will be increased if management identifies specific opportunities that require an increase in resources but only in the event that identifiable revenues exist.

Technology Development

The technology development expenses for 2004 were $262,684, which is comparable to the 2003 costs of $278,543. Technology development expenses were reduced during the second and third quarters of 2003 and then increased back to current levels with the addition of staff associated with the Briyante acquisition. Management expects that the increased revenues achieved as a result of the sale of new products acquired with Briyante will more than offset the increased costs. Management believes that continuing to invest in technology advancements is crucial to the future success of Imagis.

Technical Services

Costs for the technical services group were $71,992 this year, which is 49% lower than the comparable 2003 costs of $140,588. The technical services group generally assists the Company’s strategic partners in their installation of Imagis’ products and also provides clients with any technical support they may require under annual support contracts, and includes primarily costs for salaries, facilities and travel. The reduction is due to cost reductions in all areas. Costs for future quarters will be dependent on the sales levels achieved by the Company.

Net Loss for the Period

Overall, the Company incurred a net loss for the period ended March 31, 2004 of $1,581,801 or $0.14 per share, which is 11% lower than the net loss incurred during the period ended March 31, 2003 of $1,785,101 or $0.48 per share. The loss per share figure for 2003 has been adjusted to take into account the Company’s share consolidation that occurred in November of 2003. Adjusting the loss to take into account the non-cash and one-time expenses described above, the losses become $479,399 for 2004 and $1,351,738 for 2003, representing a 65% reduction. The current rate of loss represents slightly less than $160,000 per month and management believes that the Company will be able to achieve break even operations on a cash basis during the latter half of 2004.

Management Changes

Mr. Iain Drummond, Vice President and Managing Director, International left the Company in February 2004. Mr. Chris Weisinger was appointed Vice President Business Development in February 2004. Mr. Clyde Farnsworth and Mr. Keith Kretschmer joined the Board of Directors in March 2004. Mr. Farnsworth was appointed Chairman of the Audit Committee and Mr. Kretschmer was appointed Chairman of the Compensation Committee.

SUBSEQUENT EVENTS

Subsequent to March 31, 2004:

The Company closed a private placement consisting of 4,007,875 Units at $0.40 per Unit. Each Unit consists of one common share and one common share purchase warrant.  Each warrant entitles the holder to acquire one additional common share in the capital of Imagis at an exercise price of $0.50 until April 28, 2005 or at $0.75 from April 29, 2005 until April 28, 2006. The common shares and warrants are subject to a four month hold period that expires on August 28, 2004. Finders’ fees of $69,000 in cash were paid on a portion of the private placement. The total net proceeds to Imagis are $1,534,150, of which $345,000 were recorded in share subscriptions as at March 31, 2004.

The Company settled $616,723 in debt included in accounts payable as at March 31, 2004 through the issuance of 1,541,809 common shares and 226,584 common share purchase warrants. Each warrant entitles the holder to acquire one additional common share in the capital of Imagis at an exercise price of $0.50 until April 29, 2005 or at $0.75 from April 30, 2005 until April 29, 2006. Debt settled with related parties and formerly related parties totaled $526,090 through the issuance of 1,315,225 common shares with no warrants. The common shares and warrants are subject to a four month hold period that expires on August 29, 2004.

FINANCINGS, PRINCIPAL PURPOSES AND MILESTONES

During October and November 2003, the Company sold a total of 9,796,087 Special Warrants (the “Special Warrants”) in private placements, of which 1,002,899 were issued to insiders of the Company (the “Insider Special Warrants”), at $0.1725 per Special Warrant and $0.1725 per Insider Special Warrant.  Each Special Warrant is exercisable for no additional consideration for units consisting of 0.2222 common shares and 0.2222 warrants.  Each warrant entitles the holder for two years from the date of issue of the Special Warrants to acquire one additional common share at an exercise price of $1.04 in the first year and $1.14 in the second year. Each Insider Special Warrant is exercisable for no additional consideration for 0.2222 common shares.  The Special Warrants and the Insider Special Warrants are convertible at the holders’ option at any time for an eighteen month period and will convert automatically at the end of the eighteen months.

Cash proceeds of $899,075, less commissions of $39,757, were received for the sale of 5,212,029 Special Warrants, which includes the Insider Special Warrants, and 4,584,058 Special Warrants, which also includes Insider Special Warrants, were issued in settlement of $790,750 in debt.  Commissions of $39,757 in cash and 38,641 in broker’s warrants exercisable at $1.04 per share were paid. The brokers’ warrants are exercisable until October 30, 2004. As at December 31, 2003, none of the Special Warrants or Insider Special Warrants had been exercised. The principal purpose of this financing was to provide working capital and the funds have been expended for this purpose at of March 31, 2004.

LIQUIDITY AND SOLVENCY

The Company’s cash on hand at the beginning of the period aggregated $86,227. During the period, the Company received additional net funds of $345,000 in share subscriptions for a private placement that was closed on April 28, 2004.

The Company used these funds primarily to finance its operating loss for the period. The impact on cash of the loss of $1,581,801, after adjustment for non-cash items and changes to other working capital accounts in the period, resulted in a negative cash flow from operations of $390,528. The Company also repaid capital leases of $5,753, and the Company’s cash position declined by $51,281 to $34,946 at March 31, 2004.

The Company did not have sufficient cash flow from operations to fund its operations beyond March 31, 2004. Consequently the Company completed a private placement consisting of 4,007,875 Units at $0.40 per Unit on April 28, 2004. Each Unit consists of one common share and one common share purchase warrant.  Each warrant entitles the holder to acquire one additional common share in the capital of Imagis at an exercise price of $0.50 until April 28, 2005 or at $0.75 from April 29, 2005 until April 28, 2006. The common shares and warrants are subject to a four month hold period that expires on August 28, 2004. Finders’ fees of $69,000 in cash were paid on a portion of the private placement conducted outside the United States. The total net proceeds to Imagis are $1,534,150, of which $345,000 were recorded in share subscriptions as at March 31, 2004. The funds will be used for general working capital.

Concurrently with the private placement the Company settled $616,723 in debt included in accounts payable as at March 31, 2004 through the issuance of 1,541,809 common shares and 226,584 common share purchase warrants. Each warrant entitles the holder to acquire one additional common share in the capital of Imagis at an exercise price of $0.50 until April 29, 2005 or at $0.75 from April 30, 2005 until April 29, 2006. Debt settled with related parties and formerly related parties totaled $526,090 through the issuance of 1,315,225 common shares with no warrants. The common shares and warrants are subject to a four month hold period that expires on August 29, 2004.

Management of the Company believes that the funds received through the private placement combined with operating revenues and the reduction in liabilities achieved through the debt settlement will provide sufficient cash flow to fund the Company’s operation for at least the next six months, even if no increases in revenue growth occur.

Should the operating revenues fail to increase enough to provide sufficient cash flow to fund operations the Company may require further financing. There is no assurance that the Company will be able to complete any financing or that any financing will be obtained on terms favourable to the Company.  The failure to obtain adequate financing could result in a substantial curtailment of Imagis’ operations.